===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                 _____________

                                   FORM 8-K
                                 _____________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  October 6, 2000



                         Harry's Farmers Market, Inc.
              (Exact Name of Registrant as Specified in Charter)



Georgia                            000-21486                        58-2037452
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer Identification No.)
of Incorporation)



                            1180 Upper Hembree Road
                            Roswell, Georgia 30076
                   (Address of Principal Executive Offices)

                                (770) 667-8878
             (Registrant's telephone number, including area code)






================================================================================

Item 5.  Other Events.

     See the press release attached hereto as Exhibit 99.1.


Item 7.  Exhibits

99.1     Press Release dated October 6, 2000, issued by Harry's Farmers Market,
         Inc.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HARRY'S FARMERS MARKET, INC.
                                    (Registrant)


Date:  October 9, 2000              By:  /s/ Harry A. Blazer
                                       ---------------------------
                                    Name:   Harry A. Blazer
                                    Title: Director, President and
                                           Chief Executive Officer

                                 EXHIBIT INDEX


Exhibit No.        Description
-----------        -----------

 99.1         Press Release dated October 6, 2000, issued by Harry's Farmers
              Market, Inc.